UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010 (April 9, 2010)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

399 Park Avenue, Suite 3200
New York, NY  10022
(Address of principal executive offices)

(212) 843-1601
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 15, 2010, Bluerock Enhanced Multifamily Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” or “us”) filed a Form 8-K dated April 9, 2010 with regard to an  investment in a joint venture which acquired a 258-unit multifamily community known as The Apartments at Meadowmont.  We hereby amend the Form 8-K dated April 9, 2010 to provide the required financial information related to our investment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

 The Apartments at Meadowmont

Page
Report of Independent Registered Public Accounting Firm	3
Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	4
Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5

(b)	Pro Forma Financial Information.

 Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Financial Statements	7
Unaudited Pro Forma Balance Sheet as of March 31, 2010	8
Notes to Unaudited Pro Forma Balance Sheet as of March 31, 2010	9
Unaudited Pro Forma Statement of Operations for the three months ended March 31, 2010	10
Notes to Unaudited Pro Forma Statement of Operations for the three months ended March 31, 2010	11
Unaudited Pro Forma Statement of Operations for the year ended December 31, 2009	12
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The Apartments at Meadowmont for the year ended December 31, 2009.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement.  The Apartments at Meadowmont is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of The Apartments at Meadowmont’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of The Apartments at Meadowmont’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of The Apartments at Meadowmont for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
June 25, 2010

THE APARTMENTS AT MEADOWMONT
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2010	For the Year Ended December 31, 2009
	(unaudited)
Revenues
Rental revenue	$923,180	$3,680,999
Tenant reimbursements and other income	68,480	372,479
Total revenues	991,660	4,053,478

Certain Operating Expenses
Property Operating Expenses	231,908	915,157
Property taxes and insurance	101,391	398,734
Management Fees	41,008	165,312
General and administrative	38,763	208,272
Total Certain operating expenses	413,070	1,687,475

Revenues in excess of certain operating expenses	$578,590	$2,366,003

See accompanying notes

THE APARTMENTS AT MEADOWMONT
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2010 (unaudited) and the Year Ended December 31, 2009

1.             DESCRIPTION OF REAL ESTATE PROPERTY

On April 9, 2010, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund, LLC (“BEMT Co-Investor ”), Bluerock Special Opportunity + Income Fund II, LLC (“BEMT Co-Investor II”), both of which are affiliates of the Company’s sponsor, and Bell Partners, Inc. (“Bell”), an unaffiliated entity, to acquire a 258-unit multifamily community known as The Apartments at Meadowmont (the “Meadowmont Property”), located in Chapel Hill, North Carolina from Meadowmont Apartments Associates, LLC, an unaffiliated entity.

The Meadowmont Property is located in Chapel Hill, North Carolina and is located directly east of the 749-acre campus of the University of North Carolina (UNC).  The property is comprised of 258 units, featuring one-, two- and three-bedroom layouts in 19 two- and three-story buildings situated on approximately 20 acres.  Built in 2000, the property contains approximately 296,180 rentable square feet and the average unit size is 1,148 square feet.  The community features include a clubhouse, a fitness center, a resort-style swimming pool and cabanas, a laundry center, playgrounds and private walking trails

The aggregate purchase price for the Meadowmont Property was approximately $37 million, plus closing costs.

2.             BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Meadowmont property, exclusive of interest, depreciation and amortization, and general and administrative costs which may not be comparable to the proposed future operations of the Meadowmont property.

An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors (i) the Meadowmont Property was acquired from an unaffiliated party and (ii) based on due diligence of the Meadowmont Property by Bluerock Enhanced Multifamily Trust, Inc., management is not aware of any material factors relating to the Meadowmont Property that would cause the financial information not to be indicative of future operating results.

Square footage, occupancy and other measures used to describe real estate included in the notes to the statements of revenues and certain operating expenses are presented on an unaudited bases.

3.             INTERIM UNAUDITED FINANCIAL INFORMATION

              The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2010, included in this report, are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

4.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Meadowmont property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could materially differ from those estimates.

5.             SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure through June 25, 2010, which is the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheets of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of December 31, 2009 and March 31, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three months ended March 31, 2010, and the notes thereto.  The consolidated financial statements of the Company as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three months ended March 31, 2010 have been included in the Company’s prior filings with the SEC.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of The Apartments at Meadowmont (the “Meadowmont property”).

The following unaudited pro forma balance sheet as of March 31, 2010 has been prepared as if we had acquired the 16.25% interest in the Meadowmont property on March 31, 2010 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following unaudited pro forma statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 have been prepared as if we had acquired the 16.25% interest in the Meadowmont property on January 1, 2009.

The pro forma unaudited financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

[
BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA BALANCE SHEET
As of March 31, 2010
		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont (b)	Pro Forma Total

Assets
Real Estate:
Land	$7,966,000	$7,392,000	$15,358,000
Buildings and Improvements	35,576,384	29,568,000	65,144,384
Total real estate, cost	43,542,384	36,960,000	80,502,384
Less accumulated depreciation and amortization	(631,748)		(631,748)
Total real estate, net	42,910,636	36,960,000	79,870,636
Cash and cash equivalents	1,260,174		1,260,174
Rents and other receivables, net	97,768		97,768
Deferred financing, net and other assets	1,478,738	722,488	2,201,226
			-
Total assets	$45,747,316	$37,682,488	$83,429,804

Liabilities and shareholders' equity
Mortgage payable	$35,943,829	$28,500,000	$64,443,829
Notes payable	3,479,477	1,440,224	4,919,701
Accounts payable and accrued liabilities	464,113		464,113
Due to affiliates			-
Distributions payable			-
Other liabilities			-
Total liabilities	39,887,419	29,940,224	69,827,643

Minority interest	6,180,237	7,742,264	13,922,501
Shareholders' equity
Preferred stock, $0.01 par value, 50,000,000 shares
authorized; none issued and outstanding			-
Common stock, $0.01 par value, 249,999,000 shares
authorized; 44,700 shares issued and outstanding	447		447
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, issued and outstanding	10		10
Additional paid-in-capital, net of costs	411,406		411,406
Deferred comensation - incentive shares	(195,000)		(195,000)
Cumulative distributions and net loss	(537,203)		(537,203)
Total shareholder' equity	(320,340)	-	(320,340)
Total liabilities and shareholders' equity	$45,747,316	$37,682,488	$83,429,804

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Balance Sheet
As of March 31, 2010

(a)	Reflects the historical balance sheet of the Company as reported in the Quarterly Report on Form 10-Q as of March 31, 2010.
(b)
Represents the acquisition of the 16.25% interest in the Meadowmont property.  The aggregate purchase price for the Meadowmont property was approximately $37 million, plus closing costs and, through a consolidated joint venture, was funded by a combination of debt and a loan from an affiliate of the Company’s advisor.  The Company accounted for the acquisition in accordance with the provisions of the Consolidation Topic of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”).  The Company consolidates the joint venture because we have a controlling financial interest in the joint venture.  The purchase price allocation is preliminary and subject to change.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2010

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont		The Reserve at Creekside Village	Pro Forma Total

Revenues
Rental revenue	$902,098	$923,180	(b)	$429,480	$1,825,278
Tenant reimbursements and other income	51,162	68,480	(c)	19,103	119,642
Total revenues	953,260	991,660		448,583	1,944,920

Certain Operating Expenses
Property operating expenses	283,492	231,908	(d)	86,829	515,400
Property taxes and insurance	114,413	101,391	(e)	94,698	215,804
Management fees	67,033	54,074	(f)	45,402	121,107
General and administrative	26,809	38,763	(g)	12,947	65,572
Depreciation and amortization	491,325	189,538	(h)	76,241	680,863
Interest expense	386,959	395,438	(i)	187,500	782,397
Total expenses	1,370,031	1,011,111		503,617	2,381,142

Loss before allocation to minority interests	(416,771)	(19,451)		(55,034)	(436,222)

Loss allocated to minority interests	210,532	16,291		42,564	226,823

Net loss	$(206,239)	$(3,161)		$(12,471)	$(209,400)

Basic and diluted loss per share	$(5.34)				$(5.42)
Weighted average number of shares outsanding	38,617				38,617

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Statement of Operations
For the Three Months Ended March 31, 2010

(a)	Reflects the historical financial information of the Company as reported in the Quarterly Report on Form 10-Q as of March 31, 2010.
(b)	Represents base rental income for the three months ended March 31, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.
(c)	Represents operating cost reimbursements from tenants for the three months ended March 31, 2010, based on historical operations of the previous owner.
(d)	Represents property operating expenses for the three months ended March 31, 2010, based on historical operations of the previous owner.
(e)	Represents real estate taxes and insurance expense incurred by the property for the three months ended March 31, 2010, based on historical operations of the previous owner.
(f)
Represents asset management and property management fees for the three months ended March 31, 2010 that would be due to affiliates had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.

(g)	Represents general and administrative expenses for the three months ended March 31, 2010 based on historical operations of the previous owner.
(h)
Represents depreciation expense for the three months ended March 31, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense for the three months ended March 31, 2010 on the $28.5 million senior mortgage loan made to fund the acquisition.  The effective interest rate of the loan is 5.55% and is interest only for the first two years.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont		The Reserve at Creekside Village	Springhouse at Newport News	Pro Forma Total

Revenues
Rental revenue	$303,219	$3,680,999	(b)	$1,611,407	$3,994,964	$9,590,589
Tenant reimbursements and other income	8,972	372,479	(c)	139,913	370,049	891,413
Total revenues	312,191	4,053,478		1,751,320	4,365,013	10,482,002

Certain Operating Expenses
Property operating expenses	57,672	915,157	(d)	362,937	1,165,104	2,500,870
Property taxes and insurance	36,558	398,734	(e)	355,440	586,753	1,377,485
Management fees	20,550	219,769	(f)	100,896	408,041	749,256
General and administrative	30,193	208,272	(g)	180,973	10,613	430,051
Depreciation and amortization	163,775	758,154	(h)	304,965	675,000	1,901,894
Interest expense	123,875	1,632,158	(i)(j)	750,000	1,324,440	3,830,473
Total expenses	432,623	4,132,244		2,055,211	4,169,951	10,790,030

Income (loss) before allocation to minority interests	(120,432)	(78,766)		(303,891)	195,062	(308,027)

(Income) loss allocated to minority interests	41,111	65,966		235,029	(121,913)	220,194

Net Income (loss)	$(79,321)	$(12,799)		$(68,862)	$73,149	$(87,833)
Basic and diluted loss per share	$(3.12)					$(3.46)
Weighted average number of shares outstanding	25,405					25,405

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Statement of Operations
For the Year Ended December 31, 2009

(a)	Reflects the historical financial information of the Company as reported in the Annual Report on Form 10-K as of December 31, 2009.
(b)	Represents base rental income for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.
(c)	Represents operating cost reimbursements from tenants for the nine months ended September 30, 2009, based on historical operations of the previous owner.
(d)	Represents property operating expenses for the year ended December 31, 2009, based on historical operations of the previous owner.
(e)	Represents real estate taxes and insurance expense incurred by the property for the year ended December 31, 2009, based on historical operations of the previous owner.
(f)
Represents asset management and property management fees for the year ended December 31, 2009 that would be due to an affiliate had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.

(g)	Represents general and administrative expenses for the year ended December 31, 2009 based on historical operations of the previous owner
(h)
Represents depreciation expense for the year ended December 31, 2009.  Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense for the year ended December 31, 2009 on the $28.5 million senior mortgage loan made to fund the acquisition.  The effective interest rate of the loan is 5.55% and is interest only for the first two year.

(j)
Represents interest expense for the year ended December 31, 2009 on the approximately $1.4 million loan made to the Company by an affiliate of the advisor used for the acquisition of the Meadowmont property.  The loan has a six-month term and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the rate assumed for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: June 25, 2010                                                                               /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)